Exhibit 10.18

                   AMENDMENT TO LEASE AND GUARANTY AGREEMENTS

         THIS AMENDMENT TO LEASE AGREEMENT is made and entered into as of the 1st day of April, 2000, by and between Maguire Land Corporation ("Lessor" or "Landlord") and Access Power, Inc. ("Lessee" or "Guarantor").

         IN CONSIDERATION of the mutual promises, covenants and conditions herein contained, Lessor and Lessee agree that the Lease Agreement dated August 1, 1997, between ("Lease Agreement") is hereby amended as of the first date written above.

         1. Item 1 of the Lease Agreement is amended to add 1173 sq. ft. to the Premises, as depicted on the attached floor plan.

         2. Item 2.4.1 of the Lease Agreement is amended to add the additional 1173 square feet to the extended option as follows:

                  Months 38 through 61, total in the amount of $118,268.76, add the additional 1173 square feet to the extended option as follows:

                       Months 38 thru 49 ......................$4,855.04 monthly
                       Months 50 through 61....................$5,000.69 monthly

         3. Item 2.4.2 of the Lease Agreement is amended to add the additional 1173 square feet to the extended option as follows:

                       Months 62 thru 73 ......................$5,150.71 monthly
                       Months 74 thru 85 ......................$5,305.23 monthly
                       Months 86 thru 97.......................$5,464.39 monthly
                       Months 98 thru 109......................$5,628.32 monthly

         4.       Item 3 of the Lease  Agreement  is amended (for months 34 thru
                  37) to include payment at the rate of $20.16 per square foot for the additional 693 square feet of office space and $11.88 per square foot for the 480 square feet of new storage space. Monthly rent amount for the total square footage of leased space (3,003 sq ft) after occupancy is as follows:

                  Current to date of occupancy.................$3,073.96 monthly
                  Florida State Tax (6%).......................$  184.44 monthly
                           Old Total...........................$3,258.40 monthly

                  Additional space.............................$1,639.67 monthly
                  Florida State Tax (6%).......................$   98.38 monthly
                           New Total...........................$4,996.45 monthly

                  Occupancy and rental charges for the additional 693 square feet will begin on May 1, 2000

                  Occupancy and rental charges for the additional 480 square feet will begin on June 1, 2000

         5. Item 5.5 of the Lease Agreement is amended to provide that Lessee's percentage of Operating Costs is equal to 28.24% of the total costs of operation.

         6.       Exhibit D, Rent Schedule as attached.

                                                             Initials: ___ & ___

         Lessee/Guarantor, by his signature below, hereby exercises his First Extended Option according to the Lease and as amended herein. Lessor/Landlord, by his signature below, accepts the extension.

         IN CONSIDERATION of the mutual promises, covenants and conditions herein contained, Landlord and Guarantor also agree that the Unconditional Guaranty Agreement dated July 17, 1997, between them is hereby amended to reflect the additional space and increased rents as of the date of occupancy of said additional space.

         EXCEPT as specifically modified and amended herein, the terms and conditions of the Lease Agreement and Unconditional Guaranty Agreement remain in effect as originally specified.

         IN WITNESS WHEREOF, Lessor/Landlord and Lessee/Guarantor have caused the Amendment to Lease Agreement and Unconditional Guaranty Agreement to be executed as of the day and year first above written.

Witness as to Lessor/Landlord:             LESSOR/LANDLORD
                                           MAGUIRE & ASSOC., INC.

  /s/ Gerald L. Halstead
----------------------------------         By:  /s/ Bruce A. Maguire
                                             ----------------------------------
  /s/ Meredith M. Ridpath                    Bruce A. Maguire, Realtor
----------------------------------           Landlord's Agent


Witness as to Lessee/Guarantor:            LESSEE/GUARANTOR
                                           ACCESS POWER, INC.

  /s/ Meredith M. Ridpath
----------------------------------         By:  /s/ Glenn Smith
                                              ----------------------------------
  /s/ James E. Harris                         Glenn Smith, President
----------------------------------

                                  RENT SCHEDULE


                                                                 ANNUAL         MONTHLY       TERM          PER SQ FOOT
   YEAR          MONTHS               CALENDAR DATES              RENT            RENT        RENT         OFFICE/STORAGE
------------------------------------------------------------------------------------------------------------------------------

CURRENT TERM

    3         35 thru 37         05/15/00 thru 08/15/00         $18,854.52     $4,713.63    $ 18,854.52      $20,16/$11.88
------------------------------------------------------------------------------------------------------------------------------

FIRST EXTENDED TERM:

    4         38 thru 49         08/15/00 thru 08/14/01         $58,260.48     $4,855.04

    5         50 thru 61         08/15/01 thru 08/14/02         $60,008.28     $5,000.69    $118,268.76
------------------------------------------------------------------------------------------------------------------------------

SECOND EXTENDED TERM:

    6         62 thru 73         08/15/02 thru 08/14/03         $61,808.52     $5,150.71                     $20.76/$12.23

    7         74 thru 85         08/15/03 thru 08/14/04         $63,662.76     $5,305.23                     $22.69/$13.37

    8         86 thru 97         08/15/04 thru 08/14/05         $65,572.68     $5,464.39                     $23.37/$14.18

    9         98 thru 109        08/15/05 thru 08/14/06         $67,539.84     $5,628.32    $258,587.80      $24.07/$14.60



                                                             Initials: ___ & ___